

clene.com

NASDAQ: CLNN

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

Focused on Improving Mitochondrial Health and Protecting Neuronal Function to Treat Neurodegenerative Diseases



THE PROBLEM

- The World Health Organization predicts **neurodegenerative diseases will become the second-most prevalent cause of death** within the next 20 years.
- A therapeutic breakthrough is urgently needed.
- In neurodegenerative diseases, **impaired mitochondrial activity and compromised cellular metabolism can lead to neuronal death**.

A NEW APPROACH

- **Clene is pioneering catalytic nanotherapeutics** to treat neurodegenerative diseases, such as amyotrophic lateral sclerosis, Parkinson's disease and multiple sclerosis.
- By **targeting the improvement of mitochondrial function** via the nicotinamide adenine dinucleotide pathway, Clene's first-in-class drug, CNM-Au8, is **pioneering a new way to restore and protect neuronal function**.

Building the Clinical Case for Neuroprotection & Remyelination

HEALEY ALS Platform Trial



RESCUEALS



VISIONARY-MS STUDY


O Z D V K
S V H C Z
V H C N O

RepairPD

RepairMS





Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

Clene NANOMEDICINE

All Neurodegenerative Diseases Involve Neuronal Death


AMYOTROPHIC
LATERAL
SCLEROSIS
Motor Neurons
FRONTOTEMPORAL
DEMENTIA
Spindle Neurons
HUNTINGTON'S
DISEASE
Medium Spiny
Neurons
PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration


DEATH, INDEPENDENT OF SUBTYPE
NEURONAL DEGENERATION

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

Hallmarks of Neuronal Death Converge on ***Mitochondrial Dysfunction*** and ***NAD+ Pathway Deficits***


Dying neurons exhibit hallmarks that
CONVERGE…
AGGREGATED PROTEINS
AUTOPHAGY
HYPEREXCITABILITY
GLIAL ACTIVATION/ INFLAMMATION
OXIDATIVE STRESS
MITOCHONDRIAL DYSFUNCTION
NAD+ PATHWAY DEFICITS


REVIEW ARTICLE | FOCUS

nature neuroscience

Converging pathways in neurodegeneration, from genetics to mechanisms

Li Gan, Mark R. Cookson, Leonard Petrucelli and Albert R. La Spada

Cell Metab. 2019 October 01; 30(4): 630–655. doi:10.1016/j.cmet.2019.09.001.

NAD+ in Brain Aging and Neurodegenerative Disorders

Sofie Lautrup[1], **David A. Sinclair**[2,3], **Mark P. Mattson**[4], **Evandro F. Fang**[1,5,*]

[1]Department of Clinical Molecular Biology, University of Oslo and Akershus University Hospital, 1478 Lorenskog, Norway

[2]Department of Genetics, Harvard Medical School, Boston, MA 02115, USA

[3]Department of Pharmacology, School of Medical Sciences, University of New South Wales, Sydney, NSW 2052, Australia

[4]Department of Neuroscience, Johns Hopkins University School of Medicine, Baltimore, MD 21205, USA

[5]The Norwegian Centre on Healthy Ageing (NO-Age), Oslo, Norway

Abstract

NAD+ is a pivotal metabolite involved in cellular bioenergetics, genomic stability, mitochondrial homeostasis, adaptive stress responses, and cell survival. Multiple NAD+-dependent enzymes are involved in synaptic plasticity and neuronal stress resistance. Here, we review emerging findings that reveal key roles for NAD+ and related metabolites in the adaptation of neurons to a wide range of physiological stressors and in counteracting processes in neurodegenerative diseases, such as those occurring in Alzheimer's, Parkinson's, and Huntington diseases, and amyotrophic lateral sclerosis. Advances in understanding the molecular and cellular mechanisms of NAD+-based neuronal resilience will lead to novel approaches for facilitating healthy brain aging and for the treatment of a range of neurological disorders.

NAD+: nicotinamide adenine dinucleotide

Lautrup et al. Cell Metab. 2019 Oct 1;30(4):630-655. Gan et al. Nat Neurosci. 2018 Oct;21(10):1300-1309.

CNM-Au8® | Surface Catalysis Improves Mitochondrial Function



MITOCHONDRIAL FUNCTION
NEURONAL SURVIVAL AND FUNCTION
Reactive Oxygen Species (ROS)
NAD+
CNM-Au8 Nanocrystal Catalysis

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Wang et al 2023, Small. 2023 Sep 28:e2304082.

Over 500 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- **No SAEs related to CNM-Au8** considered severe, life-threatening, or resulting in death
- **AEs transient/mild-to-moderate** severity (GI/Headache)

Patient Exposure Across ALS, MS & PD

Over 500 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience **over 4 years**

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early PD and Stable Relapsing MS

Study Objective: Demonstrate target engagement & Blood-Brain penetration for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (^{31}P-MRS)

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS
(Ongoing)

Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production[1]

1° Endpoint (integrated PD & MS)[2]



31P-MRS Change in Brain NAD+/NADH Ratio at End of Treatment
Partial Volume Coil; Ratio of NAD+/NADH (% Fraction of NAD+/ % Fraction NADH)
Primary Endpoint, Mean ± SEM (Paired t-test)
Mean change = 0.5891 (10.4%)
p = 0.0371
NAD+/NADH Ratio
8
6
4
2
Baseline NAD+/NADH Ratio
n = 24
Wk12+ (End of Tx) NAD+/NADH Ratio
n = 24

Exploratory
(ATP Normalization)



REPAIR Integrated Analysis
31P-MRS Change in β-ATP at End of Treatment
Full Volume Coil 31P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value
Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
Wk12+ (End of Treatment) % Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
r² = 0.711
p = <0.0001
Baseline Peak Area (Concentration)

Ren et al. J Nanobiotechnology. 2023 Dec 13;21(1):478.

CLENE NANOMEDICINE

Promising Evidence from Two Phase 2 Trials and Long-Term Data

CNM-Au8 Demonstrated Survival, Delayed Clinical Worsening, and Preserved Function

	RESCUE-ALS	RESCUE-OLE	HEALEY ALS Platform	HEALEY OLE	EAP
ALS Patient Demographics	Early-to-Mid-Stage (45)	Early-to-Mid-Stage	Mid-to-Late-Stage (161 Regimen C)	Mid-to-Late-Stage	Real-World Experience (256)
Duration	36-weeks	Up to 173 weeks	24-weeks	Up to 133 weeks	Over 4.0 years
Survival	--	☑	☑	☑ PRO-ACT	☑
Delayed Time to Clinical Worsening	☑	☑	☑	Pending data 1Q 2024	Not routinely collected
Preserved Function (ALSFRS-R)	--	☑	--		
Progression Biomarkers	p75 trend	↓ UCHL1 *	☑ NfL ↓	☑ NfL ↓	

Consistent Evidence for CNM-Au8 30mg Dose Across Broad ALS Patient Population

Data on File, Clene Nanomedicine, Inc. *Small sample available for analyses in RESCUE OLE

CNM-Au8 | Clinical Worsening Concordant in Two Phase 2 Trials

Evidence for Decreased Clinical Worsening Events Across Two Phase 2 Studies

Phase 2 RESCUE-ALS CNM-Au8 30mg
Decreased Time to Clinical Worsening

Time to ALS Clinical Worsening
First Occurence of Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
ITT Population (All Randomized), Kaplan-Meier Estimate



RESCUEALS
Percent Event Free
100
75
50
25
0
0
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo
Hazard Ratio = 0.290
95% Wald CI = 0.103 - 0.815
Log rank, p = 0.0125

No. At Risk (n)

	0	12	24	36
CNM-Au8:	23	23	23	18
Placebo:	22	19	16	12

Phase 2 HEALEY ALS Platform CNM-Au8 30mg
Decreased Time to Clinical Worsening

Time to Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=99)



HEALEY ALS Platform Trial
Probability Event Free
100
90
80
60
40
20
0
0
4
8
12
16
20
24
Weeks
(Post-Randomization)
CNM-Au8 (30mg)
Placebo
Events: Active 8/58 vs. Plc. 7/41
Log-rank, p-value = 0.581
Unadjusted Cox HR = 0.725
Risk Adjusted Cox HR = 0.261
Covariate Adjusted p-value = 0.035

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036. Data on File, Clene Nanomedicine, Inc.

CNM-Au8 | ALS Survival at 30mg Concordant in Two Phase 2 Trials

RESCUEALS

HEALEY ALS Platform Trial

Up to 75% decreased risk of death through 168 weeks

>90% risk reduction of death at 30mg at 24 weeks

Unadjusted Survival



Overall Survival (All-Cause Mortality)
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.535
95% Wald CI = 0.254 to 1.12
Log-rank, p = 0.093
Probability of Survival
Double-Blind
Open Label Period
0 24 48 72 96 120 144 168
Weeks
(Post-Randomization)
Original Active
Original Placebo
No. at Risk
Original CNM-Au8: 23 23 21 21 16 14 13 8
Original Placebo: 22 21 20 16 13 8 7 7

Cross-Over Adjusted Survival



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSTFM, Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.252
95% Wald CI = 0.106 to 0.597
Bootstrap Log-rank p < 0.001
Probability of Survival
Active
Placebo
0 24 48 72 96 120 144 168
Weeks
(Post-Randomization)
No. at Risk
Original CNM-Au8: 23 23 21 21 16 14 13 8
Original Placebo: 22 21 19 8 1 0 0 0

RPSFTM (Rank Preserving Structural Failure Time Model) removes estimated benefit from cross-over to active treatment in ex-placebo participants

Survival During Blinded Period



Time to Death or Death Equivalent (PAV) | CNM-Au8 30mg
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CMM-Au8 30mg vs. Placebo (n=100)
Probability of Survival
Events: Active 1/59 vs. Plc. 4/41
Log-rank, p-value = 0.071
Unadjusted Cox HR = 0.162
Risk Adjusted Cox HR = 0.025
Covariate Adjusted p-value = 0.028
CNM-Au8 (30mg)
Placebo
0 4 8 12 16 20 24
Weeks
(Post-Randomization)

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

RESCUEALS

Improved Exploratory Endpoints: Patient Function, QOL, and Slowed Time to ALS Clinical Worsening

Phase 2 Study: 36-Week Placebo-Control Treatment Period 1:1 Randomization (Active 30 mg: Placebo); N=45 enrolled with early ALS

Proportion with <6 point decline



ALSFRS-R 6-point Decline Responder
(Proportion free from ≥ 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
p = 0.0350
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg (n=23)
Placebo (n=22)

ALS Specific QOL



ALS Specific Quality of Life-Short Form Total Score
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized)
LS Mean Difference (95% CI)
ALS Specific Quality of Life-Short Form
Total Score Change (LS Mean)
0.5
0.0
-0.5
-1.0
-1.5
Week-12
LS Mean
Week-24
LS Mean
Week-36
LS Mean
0.9 (0.2, 1.6)
p = 0.0177
CNM-Au8 30mg (n=23)
Placebo (n=22)
12
24
36
Weeks
(Post-Randomization)

ALS Clinical Worsening *



Time to ALS Clinical Worsening
First Occurence of Death, Tracheostomy, Assisted Ventilation, or Feeding Tube
ITT Population (All Randomized), Kaplan-Meier Estimate
Percent Event Free
100
75
50
25
0
CNM-Au8 30mg
Placebo
Hazard Ratio = 0.290
95% Wald CI = 0.103 - 0.815
Log rank p = 0.0125
0
12
24
36
Weeks
(Post-Randomization)
No. At Risk (n)
CNM-Au8: 23 23 23 18
Placebo: 22 19 16 12

Primary endpoint was not significant (Motor Unit Index Change at Week 36)

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036.

* ALS clinical worsening defined as (i) Death, (ii) Tracheostomy, (iii) Non-invasive ventilation, of (iv) Feeding tube

CLENE NANOMEDICINE

RESCUEALS OLE | 52% Reduced Risk of ALS Clinical Worsening



Death

Tracheostomy

Non-Invasive Ventilation

Feeding Tube Placement

ALS Clinical Worsening Events

Time to Death, Tracheostomy, Assisted Ventilation, or Feeding Tube

RESCUE-ALS Double-Blind & OLE Periods (24-month LPLV data cut)

Proportion Event Free, Kaplan-Meier Analyses



Probability Event Free
100
75
50
25
0
Hazard ratio = 0.478
95% Wald CI = 0.225 to 1.015
Log-rank, p = 0.0494
Double-Blind
Open Label Period
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk								
Original CNM-Au8:	23	23	16	11	6	6	6	3
Original Placebo:	22	16	10	9	6	4	4	1

52% decrease in risk of ALS clinical worsening for CNM-Au8 compared to placebo in OLE up to 168 weeks

Participants were right-censored at loss of follow-up with OLE withdrawal, as applicable

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

RESCUEALS Up to 19.3 Month Survival Benefit vs. Original Placebo

Unadjusted Survival Difference: 10.1 Months



Overall Survival (All-Cause Mortality)
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
Proportion Event Free, Kaplan-Meier Analyses
Hazard ratio = 0.535
95% Wald CI = 0.254 to 1.12
Log-rank, p = 0.093
Probability of Survival
100
75
50
25
0
Double-Blind
Open Label Period
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Original Active
Original Placebo

No. at Risk

Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	20	16	13	8	7	7

Cross-Over Adjusted Survival Difference: 19.3 Months



Cross-Over Adjusted Analysis of Survival
RESCUE-ALS (24-month LPLV data cut), ITT Population (n=45)
RPSTFM, Proportion Event Free, Kaplan-Meier Analyses
Probability of Survival
100
75
50
25
0
Active
Placebo
Hazard ratio = 0.252
95% Wald CI = 0.106 to 0.597
Bootstrap Log-rank, p < 0.001
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)

No. at Risk

Original CNM-Au8:	23	23	21	21	16	14	13	8
Original Placebo:	22	21	19	8	1	0	0	0

RPSFTM (Rank Preserving Structural Failure Time Model) subtracts the estimated benefit from cross-over to active treatment in ex-placebo participants

Data on File, Clene Nanomedicine, Inc.

Long-Term Survival Benefit Compared to Historical Matched PRO-ACT Placebo Controls



RESCUE-ALS Long-Term Survival
CNM-Au8 Observed Survival vs. PRO-ACT Matched Placebo Controls
Probability of Survival
100
90
80
70
60
40
20
0
0
12
24
36
48
60
72
84
Weeks
(Post-Randomization)
Active
PROACT Placebo
Events: Active 12/23 vs. Placebo: 65/322
Log-rank, p-value = 0.157
Covariate adj. HR = 0.300 (95% CI: 0.085 - 0.792)
Covariate adjusted, p-value = 0.030

At Risk (n)

	0	12	24	36	48	60	72	84
Active:	23	23	23	23	22	21	21	18
Placebo:	322	317	300	251	231	163	17	0

CNM-Au8 treatment demonstrated a significant survival benefit:

- 70% decreased risk of death
- Follow-up of active compared to matched placebo from PRO-ACT

PRO-ACT contains approximately 12,000 patient records from multiple completed clinical trials.

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 compared to propensity matched placebo controls derived from the PRO-ACT database (n=322). Covariates included: Onset Age, Sex, BMI, Pre-Treatment ALSFRS-R Slope (Delta-FS), ALSFRS-R Total Score, Vital Capacity (% predicted), and Diagnostic Delay (Covariates selected by minimizing AICc).

Propensity matching is a statistical technique used to find the closest like-to-like placebo patients for comparison beyond the 36-week blinded period

Data on File, Clene Nanomedicine, Inc.

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)



SCREENING (July 2020)
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 78
Day -28 to -1
6 WEEKS
EOS
Regimen A (n=160)
End of study or Open Label Extension (up to 52 weeks)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Multiple Independent Regimens with Pooled Placebo
Regimen D (n=160)
Phone calls at Weeks 2, 12, 20

1° | Change in ALSFRS-R slope adjusted by mortality

Weighted Average of Slope Change & Hazard Ratio

Weighting based on # of Mortality Events

2°
- CAFS (Joint-Rank)
- Slow Vital Capacity
- Survival (Death + PAV)

Exploratory Endpoints

No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R change, CAFS, or SVC (combined 30 & 60 mg doses)

Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175.

Survival Signal | >90% Reduced Risk of Death with CNM-Au8 30mg

HEALEY ALS Platform Trial

Shared Placebo Across Regimens

CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Full Analysis Set (All Shared Placebo, Regimens A, B, C, D)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
94% Decrease
(Events: 9/162 vs. 1/59)
p = 0.042
Death Alone
94% Decrease
(Events: 6/163 vs. 1/59)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

CNM-Au8 Regimen Only (Regimen C)

CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Efficay Regimen Only Set (Within Regimen Analysis)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
98% Decrease
(Events: 4/41 vs. 1/59)
p = 0.028
Death Alone
95% Decrease
(Events: 3/41 vs. 1/59)
p = 0.054
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio; 95% CI by Profile Likelihood)

PAV = Permanently Assisted Ventilation; Prespecified covariate adjustments include: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, (v) age. Events (placebo vs. active). p-values are not adjusted for multiple comparisons; exploratory analyses by dose.

Data on File, Clene Nanomedicine, Inc.

Delayed Time to ALS Clinical Worsening

CNM-Au8 30mg | Within Regimen Analysis (Primary Model)

HEALEY ALS Platform Trial


Time to Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial | Kaplan-Meier Estimate
Regimen C Population, Efficacy Regimen Only
CNM-Au8 30mg vs. Placebo (n=99)
Probability Event Free
100
90
80
60
40
20
0
0
4
8
12
16
20
24
Weeks
(Post-Randomization)
CNM-Au8 (30mg)
Placebo
Events: Active 8/58 vs. Plc. 7/41
Log-rank, p-value = 0.581
Unadjusted Cox HR = 0.725
Risk Adjusted Cox HR = 0.261
Covariate Adjusted p-value = 0.035

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, and (v) age.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Significant Biomarker Plasma NfL Difference

CNM-Au8 vs. Placebo | All RGC Participants During Double-Blind Period

HEALEY ALS Platform Trial



Plasma NfL
RGC Within Regimen Analyis | Quanterix 4NPA
All RCG (n=161); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.010 (0.048); p= 0.040
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0
12
24
+7.9%
-2.3%
Weeks
(Post-Randomization)
Placebo
CNM-Au8 (All)



Plasma NfL
Baseline NfL ≥ Median
RGC Within Regimen Analyis | Quanterix 4NPA
Post Hoc (n=79); Difference of LS Means on Ln Scale (SE)
Difference of LS Means on Ln Scale (SE) = -0.150 (0.068); p= 0.031
LS Geometric Mean Ratio to Baseline
1.15
1.10
1.05
1.00
0.95
0.90
0.85
0
12
24
+ 8.7%
- 6.5%
Weeks
(Post-Randomization)
Placebo
CNM-Au8 (All)

MMRM log NfL by group, contrast model; prespecified covariates included: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) covariate by visit interaction, (vi) treatment by visit interaction

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Continued Long Term Plasma NfL Decline in the OLE

76-Weeks post baseline MMRM (CNM-Au8 30mg)

CNM-Au8 30mg Plasma NfL Geometric Mean Change

RGC Within Regimen Analyis | Long Term Extension | Quanterix 4NPA

All Evaluable with Baseline, n=99; LS Geometric Mean Difference ± SEM

Week 76 LS Difference of LS Mean on Ln Scale (SE) = -0.1730 (0.076); p= 0.023


LS Geometric Mean Ratio
Change from Baseline
1.175
1.125
1.075
1.025
0.975
0.925
0.875
0.825
0
12
24
36
48
60
72
Weeks
(Post-Randomization)
+ 10.3%
- 7.2%
Double-Blind Period
Open-Label Extension
CNM-Au8 30mg
Placebo

Notes:
[1] All visits graphed with n ≥ 10 participant data.
[2] MMRM analysis uses LS means to account for missing data.

Covariates included: (i) months from symptom onset, (ii) pretreatment ALSFRS-R slope, (ii) background riluzole, (iv) background edaravone. Mixed model repeat measures (MMRM).

Data on File, Clene Nanomedicine, Inc.

Validation of NfL Association with Clinical Outcomes

Post Hoc | Clinical Worsening Event (Average Events per Patient per Group)

Clinical Worsening Events Frequency is Associated with Higher Baseline NfL Levels (by Quartile)



ALS Clinical Worsening Events by NfL Quartile
Post Hoc Pooled Analyses of RESCUE + HEALEY CNM-Au8 30mg and Placebo
All Participants With Baseline NfL Samples, n=144
Clinical Worsening Events Include: (i) Death, (ii) Tracheostomy,
(iii) Feeding Tube Placement, and (iv) Initiaition of Assisted Ventilation
ALS Clinical Worsening Events
Mean Events per Subject
1.5
1.0
0.5
0.0
NfL Quartile_1
< 51 pg/mL
NfL Quartile_2
51.1 - 75.9 pg/mL
NfL Quartile_3
>75.9 - 113.5 pg/mL
NfL Quartile_4
> 113.5 pg/mL
NfL Quartile at Baseline
(Severity)
CNM-Au8 30mg (n=81)
Placebo (n=63)

NfL Responder Analyses in Participants with a NfL Decline of ≥5% (Post-Baseline) Demonstrated Greater Treatment Effect



ALS Clinical Worsening Events by NfL Quartile In NfL Responders
[Responders Defined as ≥ 5% NfL Decline Post-Baseline]
Post Hoc Pooled Analyses of RESCUE + HEALEY CNM-Au8 30mg and Placebo, n=89
All Participants With Baseline and Post-Baseline NfL Samples
Clinical Worsening Events Include: (i) Death, (ii) Tracheostomy,
(iii) Feeding Tube Placement, and (iv) Initiaition of Assisted Ventilation
ALS Clinical Worsening Events
Mean Events per Subject
1.5
1.0
0.5
0.0
No Events
NfL Quartile_1
< 51 pg/mL
NfL Quartile_2
51.1 - 75.9 pg/mL
NfL Quartile_3
>75.9 - 113.5 pg/mL
NfL Quartile_4
> 113.5 pg/mL
NfL Quartile at Baseline
(Severity)
CNM-Au8 30mg (n=51)
Placebo (n=38)

Data on File, Clene Nanomedicine, Inc.

Long-Term Survival | Propensity Matched Placebo

PRO-ACT Placebo Matching vs. Regimen C CNM-Au8 30mg

HEALEY ALS Platform Trial

Baseline Values Mean (SD) or Percent (%)	HEALEY Regimen C		Integrated Meta-Analysis	
	CNM-Au8 30mg (n=59)	PRO-ACT Placebo Matches (i) (n=322)	CNM-Au8 30mg (n=82)	PRO-ACT Placebo Matches (ii) (n=322)
Onset Age	55.4 (10.4)	55.5 (11.0)	55.4 (11.1)	55.0 (11.4)
Sex (Male, %)	56%	62%	56%	65%
BMI (kg/m²)	27.4 (5.3)	26.5 (4.9)	27.2 (5.2)	26.6 (5.0)
ALSFRS-R (Total Score)	34.5 (5.8)	37.7 (5.5)	35.7 (6.3)	37.9 (5.5)
Delta-FS (Pre-treatment slope)	0.77 (0.58)	0.75 (0.50)	0.76 (0.57)	0.74 (0.51)
Vital Capacity (% predicted)	74.4 (16.0)	89.2 (17.0)	77.3 (17.1)	89.3 (16.9)
Diagnostic Delay (months)	9.8 (5.2)	8.8 (5.2)	10.6 (6.1)	8.9 (5.4)
Site of Onset (Bulbar, %)	17%	20%	21%	20%
Riluzole Treatment (%)	76%	98%	82%	98%

Source(s): Data on File, Cene Nanomedicine, Inc. (Table 14.1.4.1.1 Pooled vs. PROACT; Table 14.1.4.1.2 Healey vs. PROACT)
Notes: Vital capacity reported as SVC or FVC based on individual study characteristics.

Propensity matching is a statistical technique used to find the closest like-to-like placebo patients for comparison beyond the 24-week blinded period

Data on File, Clene Nanomedicine, Inc.

Long-Term Survival | Propensity Matched Placebo
PRO-ACT Placebo vs. CNM-Au8 30mg

CNM-Au8 30mg HEALEY



HEALEY-ALS Platform Long-Term Survival
CNM-Au8 30mg Observed Survival vs. PRO-ACT Matched Placebo Controls
HEALEY ALS Platform Trial
Probability of Survival
100
90
80
70
60
40
20
0
0
12
24
36
48
60
72
84
Weeks
(Post-Randomization)
CNM-Au8 30mg
PRO-ACT Matched Placebo
Events: Active 20/59 vs. Placebo: 67/322
Log-rank, p-value = 0.115
Covariate adj. HR = 0.510 (95% CI: 0.263 - 0.987)
Covariate adjusted, p-value = 0.046

At Risk (n)

	0	12	24	36	48	60	72	84
Active:	59	58	58	56	55	52	46	35
Placebo:	322	317	300	247	227	158	16	0

CNM-Au8 30mg Integrated Meta-Analysis



Integrated Meta-Analysis of CNM-Au8 30mg Long-Term Survival
RESCUE-ALS + HEALEY ALS Platform Trial
CNM-Au8 30mg Observed Survival vs. PRO-ACT Matched Placebo Controls
HEALEY ALS Platform Trial
RESCUEALS
Probability of Survival
100
90
80
70
60
40
20
0
0
12
24
36
48
60
72
84
Weeks
(Post-Randomization)
CNM-Au8 30mg
PRO-ACT Matched Placebo
Events: Active 27/82 vs. Placebo: 65/322
Log-rank, p-value = 0.044
Covariate adj. HR = 0.406 (95% CI: 0.220 - 0.749)
Covariate adjusted, p-value = 0.004

At Risk (n)

	0	12	24	36	48	60	72	84
Active:	82	82	81	78	74	69	62	49
Placebo:	322	317	301	322	251	163	17	0

Covariates: Onset Age, Sex, BMI, Pretreatment ALSFRS-R Slope, ALSFRS-R Total at Baseline, Vital Capacity % at Baseline, Diagnostic Delay

Data on File, Clene Nanomedicine, Inc.

Phase 2 HEALEY Platform Long-Term Survival

Unadjusted Survival (Delayed Start)

(~90% cross-over to active at Week 24)

Unadjusted Overall Survival | HEALEY Within Regimen
HEALEY Regimen C Long-Term Follow-Up, CNM-Au8 30 mg vs. Placebo, n=100
Proportion Event Free, Kaplan-Meier Analyses


Probability of Survival
100
75
50
25
0
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Events: Active 25/59 vs. Placebo: 18/41
Log-rank, p-value = 0.943
Cox adj. HR = 0.75 (95% CI: 0.40 - 1.41)
Cox adj. p-value = 0.372
CNM-Au8 30mg
Original Placebo

At Risk (n)

	0	24	48	72	96	120	144
Active:	59	57	54	45	34	18	6
Placebo:	41	38	36	31	25	11	5

RPSFTM Cross-Over Adjusted Survival

Cross-Over Adjusted Analysis of Survival | HEALEY Within Regimen
Prespecified Rank Preserving Structural Failure Time Model (RPSFTM)
HEALEY Regimen C Long-Term Follow-Up, CNM-Au8 30 mg vs. Placebo, n=100
Proportion Event Free, Kaplan-Meier Analyses


Probability of Survival
100
75
50
25
0
0
24
48
72
96
120
144
168
Weeks
(Post-Randomization)
Events: Active 25/59 vs. Placebo: 18/41
Log-rank, p-value = 0.0007
Cox adj. HR = 0.17 (95% CI: 0.08 - 0.37)
Cox adj. p-value < 0.0001
CNM-Au8 30mg
Original Placebo

At Risk (n)

	0	24	48	72	96	120	144
Active:	59	57	54	45	34	18	6
Placebo:	41	38	25	7	2	1	0

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 vs. placebo. HEALEY covariates included: (i) months from symptom onset, (ii) pre-treatment ALSFRS-R slope, (iii) age, (iv) background riluzole treatment, and (iv) background edaravone treatment. RPSFTM (Rank Preserving Structural Failure Time Model) removes the estimated benefit from cross-over to active treatment in ex-placebo participants by accelerating events in cross-over participants. Source(s): Second OmniTrace update and Long-Term EAP survival status.

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)

Screening — // — D0 — WEEK 6 — WEEK 12 — WEEK 18 — WEEK 24 — WEEK 30 — WEEK 36 — WEEK 42 — WEEK 48

Day … EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Modified ITT (mITT) Analysis Population; Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continued for up-to-96 weeks

1° Change in Low Contrast Letter Acuity (LCLA)



O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)



1 2 3 4 5 6 7 8 9
25 Feet
O Z D V K
S V H C Z

9HPT SDMT T25FWT LCLA

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

Significantly Improved Vision

Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
6
4
2
0
-2
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global Neurological Improvement

Change in modified MS Functional Composite (mMSFC)



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

Long-Term LCLA Improvement in LTE Participants
Low Contrast Letter Acuity

VISIONARY-MS STUDY

Original Active



Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
12.5
10.0
7.5
5.0
2.5
Double-Blind Period
Improvement
Open Label Period (CNM-Au8 30mg)
0
24
48
72
96
120
144
Weeks
(Post-Randomization)

Original Placebo



Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
12.5
10.0
7.5
5.0
2.5
Double-Blind Period
Improvement
Open Label Period (CNM-Au8 30mg)
0
24
48
72
96
120
144
Weeks
(Post-Randomization)

MMRM accounts for missing data; all visits with ≥ 60% participant values are graphed.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Long-Term SDMT Improvement in LTE Participants

Symbol Digit Modality Test | Working Memory & Cognition

VISIONARY-MS STUDY

Original Active (CNM-Au8)



Longitudinal SDMT | Change from Baseline (Total Score) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Improvement
Open Label Period (CNM-Au8 30mg)
SDMT Total Correct (Score)
LS Mean Change from Baseline
Weeks
(Post-Randomization)
#

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Original Placebo



Longitudinal SDMT | Change from Baseline (Total Score)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Improvement
Open Label Period (CNM-Au8 30mg)
SDMT Total Correct (Score)
LS Mean Change from Baseline
Weeks
(Post-Randomization)
ex-Placebo to CNM-Au8 30mg OLE
Original Placebo (LTE participants only)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

CNM-Au8 Improved Information Signal in the Visual Pathway

Visual Evoked Potentials (VEP)



Increased Amplitude (Signal Strength)

From the Eye to the Brain's Visual Cortex



VISIONARY-MS
STUDY
mf-VEP Mean Amplitude Percent (%) Change
ITT Population, LS Mean ± SEM, Segments Nested by Participant
VEP Affected Eye
Wk 48 LS-Mean Difference = 6.1
95% CI = -0.6 to 12.7
p = 0.0730
VEP Fellow Eye
Wk 48 LS-Mean Difference = 9.7
95% CI = 3.1 to 16.3
p = 0.0047
LS-Mean Change from Baseline (% Change)
15
10
5
0
-5
-10
0
12
24
36
48
CNM-Au8 Affected Eye
Placebo Affected Eye
CNM-Au8 Fellow Eye
Placebo Fellow Eye
CNM-Au8 Both Eyes
Placebo Both Eyes
Week 48 VEP Both Eyes
LS-Mean Difference = 7.9
95% CI = 1.4 to 14.4
p = 0.0184
Weeks
(Post-Randomization)

VEP Affected Eye Defined as Longest Latency at Baseline

Increased VEP amplitude is associated with improved axonal integrity; provides evidence that previously impaired neurons can contribute to information signaling after treatment

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Preserved White Matter Integrity Throughout the Brain

VISIONARY-MS STUDY

Advanced MRI Techniques

Preserved Whole Brain White Matter Integrity



Diffuion Tensor Imaging | Fractional Anisotropy (FA) Change
Whole Brain (Cerebrum)
ITT Population, LS Mean ± SEM
Week 48 LS Mean Difference = 0.0029
95% CI = 0.0048 to 0.0054
p = 0.0199
Change from Baseline (Least Square Mean)
Weeks (Post-Randomization)
Active
Placebo
Worsening





Consistent Effect Across All Brain Regions



Diffusion Tensor Imaging | Fractional Anisotropy (FA)
Week 48 Change from Baseline
ITT Population, LS Mean Difference ± SEM
Favors Placebo
Favors CNM-Au8
FA_Cerebrum
FA_Cerebral White Matter
FA_Cerebral NAWM
FA_Optic Radiation
FA_Optic Radiation NAWM
Change from Baseline

Preservation of white matter integrity associated with decreased cognitive and functional decline in MS patients

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Clene | CNM-Au8 Path to Regulatory Approval


2024
MID-2024
2025
Global ALS Phase 3 Trial Design Approval
Global ALS Phase 3 Trial Launch (FPFV)
HEALEY ALS OLE ALSFRS/Clin Worsening
Clinical Data up-to-30 months
HEALEY ALS Biomarkers
6mos. & OLE (up to 30 mos.)
ALS FDA Engagement
Potential FDA ALS accelerat
NDA submission*
Potential FDA ALS Advisory Committee*
Potential ALS Accelerated FDA Approval (PDUFA)*
Amyotrophic Lateral Sclerosis (ALS) Data Readouts / Phase 3 Planning
Planned Regulatory
Multiple Sclerosis (MS)
VISIONARY-MS OLE
Clinical data up-to-3-yrs
REPAIR-MS Phase 2 Trial Readout
Non-active progressive MS
MS FDA EOP2 meeting
Global MS Phase 3 Trial Protocol Design

*subject to successful pre-NDA meeting outcomes.

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUE ALS

75% decreased risk of death in ALS through 168 weeks

HEALEY ALS Platform Trial

>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS STUDY

Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>500

patient years of CNM-Au8 clinical exposure

Strong IP:

150+

patents on nanotherapeutic platform, plus trade secret protection





As of Sept 30, 2023, cash and equivalents on hand (unaudited):

$42.1M

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.[2]https://clinicaltrials.gov/ct2/show/NCT04414345.

clene NANOMEDICINE

CLENE NANOMEDICINE

Clene Inc.
HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

Version: 8 January 2024